TCW Funds, Inc.

Supplement dated August 16, 2012 to the

Class I and Class N Prospectuses dated February 28, 2012, as amended May 31, 2012

For current and prospective investors in all Funds:

Société Générale Holdings de Participations, S.A. (“SocGen”) has signed a definitive agreement to sell a majority ownership in The TCW Group, Inc. (“TCW”) to affiliates of The Carlyle Group, L.P. (“Carlyle”), a global alternative asset manager. As a result of the transaction, TCW management will indirectly increase its ownership in the firm to up to approximately 40% on a fully diluted basis. The transaction is subject to certain approvals and other conditions to closing and is currently expected to close in the first quarter of 2013.

TCW Investment Management Company (“TIMCO”), a wholly-owned subsidiary of TCW, acts as the investment advisor to the Funds. Under the Investment Company Act of 1940, TIMCO’s continued service as the investment adviser to the Funds after the transaction has closed will be subject to the approval of a new investment advisory agreement by the Funds’ Board of Directors and the shareholders of the Funds. TCW management expects that, subject to obtaining the foregoing consents, TIMCO will continue to act as investment advisor to the Funds, with no break in the continuity of TIMCO’s involvement in the Funds.

Investors Should Retain This Supplement For Future Reference